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                                                                  EXHIBIT 99.04


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                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                          CC MASTER CREDIT CARD TRUST
                (Formerly Chevy Chase Master Credit Card Trust)
                                 SERIES 1995-1


RECEIVABLES

Beginning of the Month Principal Receivables:                                $            1,089,754,167.03
Beginning of the Month Finance Charge Receivables:                           $               55,569,062.66
Beginning of the Month Discounted Receivables:                               $                        0.00
Beginning of the Month Total Receivables:                                    $            1,145,323,229.69

Removed Principal Receivables:                                               $                        0.00
Removed Finance Charge Receivables:                                          $                        0.00
Removed Total Receivables:                                                   $                        0.00

Additional Principal Receivables:                                            $                        0.00
Additional Finance Charge Receivables:                                       $                        0.00
Additional Total Receivables:                                                $                        0.00


Discounted Receivables Generated this Period:                                $                        0.00


End of the Month Principal Receivables:                                      $            1,074,556,876.40
End of the Month Finance Charge Receivables:                                 $               55,032,607.35
End of the Month Discounted Receivables:                                     $                        0.00
End of the Month Total Receivables:                                          $            1,129,589,483.75


Special Funding Account Balance                                              $                        0.00
Aggregate Invested Amount (all Master Trust Series)                          $              135,875,000.00
End of the Month Seller Amount                                               $              938,681,876.40
End of the Month Seller Percentage                                                                   87.36%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                                             RECEIVABLES

      30-59 Days Delinquent                                                  $               22,173,695.93
      60-89 Days Delinquent                                                  $               16,136,058.76
      90+ Days Delinquent                                                    $               30,954,185.49

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

      Total 30+ Days Delinquent                                              $               69,263,940.18
      Delinquent Percentage                                                                           6.13%

Defaulted Accounts During the Month                                          $                7,490,775.46
Annualized Default Percentage                                                                         8.25%

Principal Collections                                                                       135,967,354.71
Principal Payment Rate                                                                               12.48%

Total Payment Rate                                                                                   13.43%


INVESTED AMOUNTS

      Class A Initial Invested Amount                                        $              273,750,000.00
      Class B Initial Invested Amount                                        $               26,250,000.00

INITIAL INVESTED AMOUNT                                                      $              300,000,000.00

      Class A Invested Amount                                                $               91,250,000.00
      Class B Invested Amount                                                $               30,625,000.00

INVESTED AMOUNT                                                              $              121,875,000.00

FLOATING ALLOCATION PERCENTAGE                                                                       13.28%
PRINCIPAL ALLOCATION PERCENTAGE                                                                      32.12%

MONTHLY SERVICING FEE                                                        $                  152,343.75

INVESTOR DEFAULT AMOUNT                                                      $                  994,557.75


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                                                          78.83%

      Class A Finance Charge Collections                                     $                2,001,351.70
      Other Amounts                                                          $                        0.00

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

TOTAL CLASS A AVAILABLE FUNDS                                                $                2,001,351.70

      Class A Monthly Interest                                               $                  555,712.50
      Class A Servicing Fee                                                  $                  114,062.50
      Class A Investor Default Amount                                        $                  784,046.67

TOTAL CLASS A EXCESS SPREAD                                                  $                  547,530.03


REQUIRED AMOUNT                                                              $                        0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                                          21.17%

      Class B Finance Charge Collections                                     $                  541,432.32
      Other Amounts                                                          $                        0.00

TOTAL CLASS B AVAILABLE FUNDS                                                $                  541,432.32


      Class B Monthly Interest                                               $                  190,589.58
      Class B Servicing Fee                                                  $                   38,281.25


TOTAL CLASS B EXCESS SPREAD                                                  $                  312,561.49


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                                          $                  860,091.52


      Excess Spread Applied to Required Amount                               $                        0.00

      Excess Spread Applied to Class A Investor                              $                        0.00
      Charge Offs

      Excess Spread Applied to Class B Items                                 $                  210,511.08

      Excess Spread Applied to Class B Investor                              $                        0.00
      Charge Offs
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

      Excess Spread Applied to Monthly Cash                                  $                    3,940.97
      Collateral Fee

      Excess Spread Applied to Cash Collateral                               $                        0.00
      Account

      Excess Spread Applied to other amounts owed                            $                  645,639.47
      Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                                  $                        0.00


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                            $                  187,726.48


SERIES 1995-1 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                               $                  187,726.48
SERIES 1995-1

      Excess Finance Charge Collections Applied to                           $                        0.00
      Required Amount

      Excess Finance Charge Collections Applied to                           $                        0.00
      Class A Investor Charge Offs

      Excess Finance Charge Collections Applied to                           $                        0.00
      Class B Items

      Excess Finance Charge Collections Applied to                           $                        0.00
      Class B Investor Charge Offs

      Excess Finance Charge Collections Applied to                           $                        0.00
      Monthly Cash Collateral Fee

      Excess Finance Charge Collections Applied to                           $                        0.00
      Cash Collateral Account

      Excess Finance Charge Collections Applied to                           $                  187,726.48
      other amounts owed Cash Collateral Depositor

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

YIELD AND BASE RATE --

      Base Rate (Current Month)                                                                       7.80%
      Base Rate (Prior Month)                                                                         7.83%
      Base Rate (Two Months Ago)                                                                      7.60%

THREE MONTH AVERAGE BASE RATE                                                                         7.74%

      Portfolio Yield (Current Month)                                                                14.40%
      Portfolio Yield (Prior Month)                                                                  10.05%
      Portfolio Yield (Two Months Ago)                                                               11.78%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                                  12.08%


PRINCIPAL COLLECTIONS --


CLASS A PRINCIPAL PERCENTAGE                                                                         91.25%

      Class A Principal Collections                                          $               39,848,001.90

CLASS B PRINCIPAL PERCENTAGE                                                                          8.75%

      Class B Principal Collections                                          $                3,821,041.29

TOTAL PRINCIPAL COLLECTIONS                                                  $               43,669,043.19


INVESTOR DEFAULT AMOUNT                                                      $                  994,557.75


SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                            $                        0.00
SERIES


CLASS A AMORTIZATION --

      Controlled Amortization Amount                                         $               22,812,500.00
      Deficit Controlled Amortization Amount                                 $                        0.00

CONTROLLED DISTRIBUTION AMOUNT                                               $               22,812,500.00

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
CLASS B AMORTIZATION --

      Controlled Amortization Amount                                         $                        0.00
      Deficit Controlled Amortization Amount                                 $                        0.00

CONTROLLED DISTRIBUTION AMOUNT                                               $                        0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL                          $               21,851,100.94
SHARING


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                                 $                        0.00

CLASS B INVESTOR CHARGE OFFS                                                 $                        0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                      $                        0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                      $                        0.00


CASH COLLATERAL ACCOUNT --

      Required Cash Collateral Amount                                        $               12,878,125.00
      Available Cash Collateral Amount                                       $               12,878,125.00


INTEREST RATE CAP PAYMENTS --

      Class A Interest Rate Cap Payments                                     $                        0.00
      Class B Interest Rate Cap Payments                                     $                        0.00


TOTAL DRAW AMOUNT                                                            $                        0.00
CASH COLLATERAL ACCOUNT SURPLUS                                              $                        0.00


                                       First USA Bank, National Association,
                                       as Servicer


                                       By:    /s/  Tracie Klein
                                            -------------------------------
                                                   Tracie H. Klein
                                                   First Vice President